                                PLEDGE AGREEMENT

         This Pledge Agreement is entered into as of the 15th day of April, 1996 by and between RMS Titanic, Inc., a corporation organized under the laws of the State of Florida and having its principal place of business at 17 Battery Place, New York, New York 10004 (the "Pledgor"), and Cre - Co Finanz, a company organized under the laws of Germany and having its principal place of business at Ratinger Strasse 23, 4000 Dusseldorf 1, Germany (the "Pledgee").

         1. COLLATERAL. Currency recovered by the Pledgeor from the wreck site of the vessel known as RMS Titanic (the "Titanic"), constituting all pieces of currency recovered by the Pledgor therefrom to date (the "Currency"), and all of which are owned by the Pledgor and have been delivered by the Pledgor to Allan H. Carlin, Esq., as escrow agent in accordance with the terms and provisions of a certain bailment agreement of even date herewith. The Currency is identified on Exhibit A attached hereto.

         2. SECURITY INTEREST. To secure the payment and performance of the Pledgor's obligations under Section 5.2 of a certain agreement of even date between the Pledgor and the Pledgee with regard to the exhibition by the Pledgee of artifacts recovered by the Pledgor from the Titanic (the "Exhibition Agreement"), the Pledgor hereby grants to the Pledgee a security interest in the Currency until the Artifacts, as defined by the Exhibition Agreement, are delivered to the Pledgee at its principal place of business or to such other location in Germany as the Pledgee designates in accordance with Section 5.2 of the Exhibition Agreement.

         3. WARRANTY REPRESENTATIONS. The Pledgor warrants and represents to the Pledgee that it has title to the Currency free and clear of all liens and security interests, and that the Pledgor shall not cause, permit or create any security interest or restriction to accrue or attach to the Currency except with the prior written consent of the Pledgee. The Pledgor warrants and represent that it has the authority to pledge the Currency to the Pledgee in accordance with the terms set forth herein.

         4. COVENANTS OF THE PLEDGOR. In the event that the Pledgor fails to cure any default under this Pledge Agreement on a timely basis, the Currency shall be held and disposed of in accordance with the terms of Section 7 below.

         5. RIGHTS OF THE PLEDGEE. The Pledgee shall be deemed to have exercised reasonable care in the custody and preservation of the Currency if it takes such action for that purpose as the Pledgor shall request, but the failure to honor any such requests shall not of itself be deemed a failure to exercise reasonable care. The Pledgee shall be under no duty to exercise or to withhold the exercise of any of the rights, powers, privileges and options expressly or implicitly granted to the Pledgee in the Pledge Agreement and shall not be responsible for any failure or delay to do so.

         6. EVENTS OF DEFAULT. The Pledgor shall be in default under this Pledge Agreement in the event that the Pledgor fails to deliver the Artifacts (as defined by the Exhibition Agreement) to the Pledgee on or before May 1, 1997 (the "Event of Default").

         7. REMEDIES. Upon the occurrence of the Event of Default, the Pledgee may, upon notice of ninety (90) days given to the Pledgor, declare this Pledge Agreement in default. In the event that such default is not cured within such ninety (90) day period, the Pledgee shall have the remedies of a secured party under the Uniform Commercial Code as then in effect in the State of New York to obtain repayment from the Pledgor of the Advance, as defined by the Exhibition Agreement, and such other sums as may be due and payable to the Pledgee under the terms of the Exhibition Agreement. Any persons affiliated with the Pledgor and/or Pledgee shall have a reasonable oportunity to attend any sale of the Currency and bid on and purchase tbe Currency.

         8. NO WAIVER. No Event of Default shall be waived by the Pledgee except in writing, and no waiver of any payment or other right under this Pledge Agreement shall operate as a waiver of any other payment or right . The failure of the Pledgee to assert any Event of Default upon the occurrence of such Event of Default shall not be deemed to be a waiver thereof, and the Pledgee may assert any Event of Default and claim its remedies thereunder at any time from and after the Pledgor fails to cure such default within ninety (90) days after notice thereof is given in accordance with Section 7 hereof. Such default shall not be deemed to have been waived until the Pledgee has received delivery of the Artifacts (as defined by the Exhibition Agreement) as provided in Section 2 of this Agreement.

         9. NOTICES. Any consent, notice, or other communication required or contemplated by this Bailment Agreement shall be in writing (including telegraphic, telex, and facsimile transmissions) and shall be deemed given if delivered to the addressee in person (and receipted on a copy of such notice) or transmitted, or mailed by certified or registered air mail, return receipt requested, as follows:

              (a) If to the Pledgor:

                  RMS Titanic, IDC.
                  17 Battery Place
                  Suite 203
                  New York, New York 10004
                  Attention: George Tulloch, President

              (b) If to the Pledgee:

                  Cre - Co Finanz GmbH
                  Ratinger Strasse 23
                  4000 Dusseldorf 1
                  Germany
                  Attention: Reinhard Esser, President

All such notices and communications shall be effective upon the delivery thereof or via telegraph, telex or facsimile, or if mailed, five (5) business days after the deposit thereof in

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
the mails. Any party may change their respective addresses by giving notice as herein provided.

         10. Entire Agreement Governing Law; Benefit. This Pledge Agreement sets forth the entire understanding between the parties concerning the subject matter hereof, and supersedes all prior negotiations and understandings with respect thereto. This Pledge Agreement shall be construed under and governed in accordance with the laws of the State of New York, without recourse to its conflict of laws principles. Unless the context otherwise requires, all terms used herein which are defined in the Uniform Commercial Code as in effect in the State of New York shall have the meaning therein stated. All the rights of the Pledgee under this Pledge Agreement shall inure to the benefit of its successor and assigns. All obligations of the Pledgor hereunder shall be binding upon their legal representatives, successors and assigns. Any legal action or proceeding with respect to this Agreement may be brought in the courts of the State of New York or of the United States of America for the Southern District of New York, and, by execution and delivery of this Agreement, Pledgor and Pledgee hereby accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. Voyager and RMST hereby irrevocably waive, in connection with any such action or proceeding, (i) trial by jury, (ii) any objection, including, without limitation, any objection to the laying of venue or based on the grounds of forum non conveniens, which it may now or hereafter have to the bringing of any such action or proceeding in such respective jurisdictions, and (iii) the right to interpose any set off, non-compulsory counterclaim or cross-claim.

         11. SEVERABILITY. If any provision of this Agreement shall be held invalid or unenforceable, the remainder of this Agreement which can be given effect without such invalid or unenforceable provision shall remain in full force and effect. If any provision is held invalid or unenforceable with respect to particular circumstances, it shall remain in full force and effect in all other circumstances.

         12. ADDITIONAL DOCUMENTS. The Pledgor agrees to execute any additional documents, and take such further action as the Pledgee may reasonably request, in order to effectuate the intent and purposes of this Agreement.

         13. CAPTIONS. The captions and section numbers appearing in this Agreement are inserted only as a matter of convenience, and shall not be used to construe, define, limit or describe the scope or intent of the provisions of this Agreement.

         14. COUNTERPARTS. This Agreement may be executed in counterparts, each of which when executed by the parties hereto shall be deemed in original and all of which together shall be deemed the same Agreement.

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
         IN WITNESS WHEREOF, this Pledge Agreement is effective as of the 11th day of April, 1996,

                                       RMS TITANIC, INC.

                                       By:_____________________________________
                                             Pledgor

                                       CRE - CO FINANZ GMBH

                                       By:_____________________________________
                                             Pledgee

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
                                PLEDGE AGREEMENT

         This Pledge Agreement is entered into as of the 15th day of April, 1996 by and between RMS Titanic, Inc., a corporation organized under the laws of the State of Florida and having its principal place of business at 17 Battery Place, New York, New York 10004 (the "Pledgor"), and Cre - Co Finanz, a company organized under the laws of Germany and having its principal place of business at Ratinger Strasse 23, 4000 Dusseldorf 1, Germany (the "Pledgee").

         1. Collateral. Currency recovered by the Pledgeor from the wreck site of the vessel known as RMS Titanic (the "Titanic"), constituting all pieces of currency recovered by the Pledgor therefrom to date (the "Currency"), and all of which are owned by the Pledgor and have been delivered by the Pledgor to Allan
H. Carlin, Esq., as escrow agent in accordance with the terms and provisions of a certain bailment agreement of even date herewith. The Currency is identified on Exhibit A attached hereto.

         2. Security Interest. To secure the payment and performance of the Pledgor's obligations under Section 5.2 of a certain agreement of even date between the Pledgor and the Pledgee with regard to the exhibition by the Pledgee of artifacts recovered by the Pledgor from the Titanic (the "Exhibition Agreement"), the Pledgor hereby grants to the Pledgee a security interest in the Currency until the Artifacts, as defined by the Exhibition Agreement, are delivered to the Pledgee at its principal place of business or to such other location in Germany as the Pledgee designates in accordance with Section 5.2 of the Exhibition Agreement.

         3. Warranty Representations. The Pledgor warrants and represents to the Pledgee that it has title to the Currency free and clear of all liens and security interests, and that the Pledgor shall not cause, permit or create any security interest or restriction to accrue or attach to the Currency except with the prior written consent of the Pledgee. The Pledgor warrants and represent that it has the authority to pledge the Currency to the Pledgee in accordance with the terms set forth herein.

         4. Covenants of the Pledgor. In the event that the Pledgor fails to cure any default under this Pledge Agreement on a timely basis, the Currency shall be held and disposed of in accordance with the terms of Section 7 below.

         5. Rights of the Pledgee. The Pledgee shall be deemed to have exercised reasonable care in the custody and preservation of the Currency if it takes such action for that purpose as the Pledgor shall request, but the failure to honor any such requests shall not of itself be deemed a failure to exercise reasonable care. The Pledgee shall be under no duty to exercise or to withhold the exercise of any of the rights, powers, privileges and options expressly or implicitly granted to the Pledgee in the Pledge Agreement and shall not be responsible for any failure or delay to do so.

         6. Events of Default. The Pledgor shall be in default under this Pledge Agreement in the event that the Pledgor falls to deliver the Artifacts (as defined by the Exhibition Agreement) to the Pledgee on or before May 1, 1997 (the "Event of Default").

         7. Remedies. Upon the occurrence of the Event of Default, the Pledgee may, upon notice of ninety (90) days given to the Pledgor, declare this Pledge Agreement in default. In the event that such default is not cured within such ninety (90) day period, the Pledgee shall leave the remedies of a secured party under the Uniform Commercial Code as then in effect in the State of New York to obtain repayment from the Pledgor of the Advance, as defined by the Exhibition Agreement, and such other sums as may be due and payable to the Pledgee under the terms of the Exhibition Agreement. Any persons affiliated with the Pledgor and/or Pledgee shall have a reasonable opportunity to attend any sale of the Currency and bid on and purchase the Currency.

         8. No Waiver. No Event of Default shall be waived by the Pledgee except in writing, and no waiver of any payment or other right under this Pledge Agreement shall operate as a waiver of any other payment or right. The failure of the Pledgee to assert any Event of Default upon the occurrence of such Event of Default shall not be deemed to be a waiver thereof, and the Pledgee may assert any Event of Default and claim its remedies thereunder at any time from and after the Pledgor fails to cure such default within ninety (90) days after notice thereof is given in accordance with Section 7 hereof. Such default shall not be deemed to have been waived until the Pledgee has received delivery of the, Artifacts (as defined by the Exhibition Agreement) as provided in Section 2 of this Agreement.

         9. Notices. Any consent, notice, or other communication required or contemplated by this Bailment Agreement shall be in writing (including telegraphic, telex, and facsimile transmissions) and shall be deemed given if delivered to the addressee in person (and receipted on a copy of such notice) or transmitted, or mailed by certified or registered air mail, return receipt requested, as follows:

              (a) If to the Pledgor:

                  RMS Titanic, Inc.
                  17 Battery Place
                  Suite 203
                  New York, New York 10004
                  Attention: George Tulloch, President

               (b) If to the Pledgee:

                   Cre - Co Finanz GmbH
                   Ratinger Strasse 23
                   4000 Dusseldorf 1
                   Germany
                   Attention: Reinhard Esser, President

All such notices and communications, shall be effective upon the delivery thereof or via telegraph, telex or facsimile, or if mailed, five (5) business days after the deposit thereof in the mails. Any party may change their respective addresses by giving notice as herein provided.

         10. Entire Agreement; Governing Law; Benefit. This Pledge Agreement sets forth the entire understanding between the parties concerning the subject matter hereof, and supersedes all prior negotiations and understandings with respect thereto. This Pledge Agreement shall be construed under and governed in accordance with the laws of the State of New York, without recourse to its conflict of laws principles. Unless the context otherwise requires, all terms used herein which are defined in the Uniform Commercial Code as in effect in the State of New York shall have the meaning therein stated. All the rights of the Pledgee under this Pledge Agreement shall inure to the benefit of its successor and assigns. All obligations of the Pledgor hereunder shall be binding upon their legal representatives, successors and assigns. Any legal action or proceeding with respect to this Agreement may be brought in the courts of the State of New York or of the United States of America for the Southern District of New York, and, by execution and delivery of this Agreement, Pledgor and Pledgee hereby accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. Voyager and RMST hereby irrevocably waive, in connection with any such action or proceeding, (i) trial by jury, (ii) any objection, including, without limitation, any objection to the laying of venue or based on the grounds of forum non conveniens, which it may now or hereafter have to the bringing of any such action or proceeding in such respective jurisdictions, and (iii) the right to interpose any set off, non-compulsory counterclaim or cross-claim.

         11. Severability. If any provision of this Agreement shall be held invalid or unenforceable, the remainder of this Agreement which can be given effect without such invalid or unenforceable provision shall remain in full force and effect. If any provision is held invalid or unenforceable with respect to particular circumstances, it shall remain in full force and effect in all others circumstances.

         12. Additional Documents. The Pledgor agrees to execute any additional documents, and take such further action as the Pledgee may reasonably request, in order to effectuate the intent and purposes of this Agreement.

         13. Captions. The captions and section numbers appearing in this Agreement are inserted only as a matter of convenience, and shall not be used to construe, define, limit or describe the scope or intent of the Provisions of this Agreement.

         14. Counterparts. This Agreement may be executed in counterparts, each of which when executed by the parties hereto shall be deemed an original and all of which together shall be deemed the same Agreement.

         IN WITNESS WHEREOF, this Pledge Agreement is effective as of the 11th day of April, 1996.

                                       RMS TITANIC, INC.

                                       By:/s/
                                          ------------------------------------
                                       Pledgor

                                       CRE - CO FINANZ GMBH

                                       By:/s/
                                          ------------------------------------
                                       Pledgee